UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2015 (June 24, 2015)

Victory Energy Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3355 Bee Caves Rd., Ste. 608, Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 528-1881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 24, 2015, Victory Energy Corporation (the “Company”) entered into (1) a Settlement Agreement and Mutual Release (the “Lucas Settlement Agreement”) with Lucas Energy, Inc. (“Lucas”), (2) a Settlement Agreement and Mutual Release (the “Rogers Settlement Agreement”) with Louise H. Rogers, (“Rogers”), and (3) a Compromise Settlement Agreement and Mutual General Release, effective as of June 25, 2015 (the “Earthstone Settlement Agreement”, and, together with the Lucas Settlement Agreement and the Rogers Settlement Agreement, the “Settlement Agreements”) with Earthstone Operating, LLC, Earthstone Energy, Inc., Oak Valley Resources, LLC, Oak Valley Operating LLC and Sabine River Energy, LLC (collectively, “Earthstone”), Lucas, AEP Assets LLC (“AEP”) and Aurora Energy Partners (“Aurora” and, together with the Company and AEP, the “Victory Parties”).

Lucas Settlement Agreement

Pursuant to the Lucas Settlement Agreement, the Company and Lucas agreed to terminate any and all obligations between the parties arising under the Letter of Intent for Business Combination dated February 2, 2015 (the “Letter of Intent”), pursuant to which the Company and Lucas previously planned to consummate a business combination, and the Pre-Merger Collaboration Agreement by and among the Company, Lucas, Aurora, Navitus Energy Group, and AEP dated February 26, 2015, as amended by amendment No. 1 thereto, dated March 3, 2015 (as amended, the “Collaboration Agreement”). The Company and Lucas further agreed that the Company would retain ownership and control over five Penn Virginia well-bores previously assigned by Lucas to the Company (the “Penn Virginia Well-Bores”), as well as the obligations to pay the expenses associated with such Penn Virginia Well-Bores effective after August 1, 2014. Under the terms of the Lucas Settlement Agreement, Lucas agreed to assign to the Company all of Lucas’ rights in a certain oil and gas property located in the same field as the Penn Virginia Well-Bores (the “Additional Penn Virginia Property”), including the rights to all revenues from all wells on some properties. Lucas acknowledged the principal amount of $600,000 previously advanced to Lucas by the Company pursuant to the terms of the Pre-Merger Loan and Funding Agreement dated February 26, 2015 (the “Funding Agreement”) and agreed that the Company has no further obligations to advance any additional funds to Lucas pursuant to the terms of the Funding Agreement. Pursuant to the terms of the Lucas Settlement Agreement, Lucas agreed to issue 1,101,729 shares of its common stock (the “Settlement Shares”) to the Company in full consideration of the $600,000 owed under the Funding Agreement. The Settlement Shares and an assignment of the Additional Penn Virginia Property will be held in escrow until the payment by the Company of amounts owed to Rogers under the Rogers Settlement (as described below).

The foregoing description of the Lucas Settlement Agreement is qualified in its entirety by reference to the Lucas Settlement Agreement, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Rogers Settlement Agreement

Pursuant to the Rogers Settlement Agreement, the Company and Rogers agreed, among other things, (i) to terminate the contingent promissory note in the principal amount of $250,000 payable to Rogers that was issued by Victory in connection with the entry by Lucas and the Company into the Collaboration Agreement, (ii) that the Company would pay Rogers, on or before July 15, 2015, $253,750, and (iii) that Rogers’ legal counsel will hold the assignment of the Additional Penn Virginia Property and the Settlement Shares in escrow until such time as the payment of $253,750 is made by the Company.

The foregoing description of the Rogers Settlement Agreement is qualified in its entirety by reference to the Rogers Settlement Agreement, which is filed herewith as Exhibit 10.2 and incorporated by reference herein.

Earthstone Settlement Agreement

Pursuant to the terms of the Earthstone Settlement Agreement, the Company agreed to assign to Earthstone certain oil and gas interests in the wells which were previously transferred to the Company by Lucas in February 2015. The Company and Earthstone also agreed to release each other from any and all claims, demands and causes of action which either party had against the other prior to the effective date of the Earthstone Settlement Agreement, whether known or unknown, except in connection with the breach, enforcement or interpretation of the Earthstone Settlement Agreement. Lucas and Earthstone similarly agreed to release each other from such claims pursuant to the terms of the Earthstone Settlement Agreement.

The foregoing description of the Earthstone Settlement Agreement is qualified in its entirety by reference to the Earthstone Settlement Agreement, which is filed herewith as Exhibit 10.3 and incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

The information regarding the Collaboration Settlement Agreement, including, but not limited to the termination of the Letter of Intent, Collaboration Agreement and Funding Agreement, described above, is incorporated in this Item 1.02 by reference.

Item 7.01 Regulation FD Disclosure
On June 30, 2015, the Company issued a press release announcing the entry into the Settlement Agreements. The press release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. 10.1 10.2 10.3
Description

Settlement Agreement and Mutual Release dated June 24, 2015 by and between Lucas Energy, Inc. and Victory Energy Corporation.

Settlement Agreement and Mutual Release dated June 24, 2015 by and between Victory Energy Corporation and Louis H. Rogers.

Compromise Settlement Agreement and Mutual Release dated June 24, 2015 by and among Earthstone Operating, LLC, Earthstone Energy, Inc., Oak Valley Resources, LLC, Oak Valley Operating, LLC, Sabine River Energy, LLC, Lucas Energy, Inc., Victory Energy Corporation, AEP Assets LLC and Aurora Energy Partners.

99.1	Press Release dated June 30, 2015.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Victory Energy Corporation

By: /s/ Kenneth Hill
Name: Kenneth Hill
Title: Chief Executive Officer

Date: June 30, 2015